EXHIBIT 10.2

                                  BILL OF SALE


         THIS BILL OF SALE, made on June 5, 1998, between SUNRISE LIMITED PARTNERSHIP, a Maryland Limited Partnership ("Seller"), and EQUITY ONE (SUMMERLIN) INC., a Florida Corporation ("Buyer").

         WITNESSETH, that Seller, in consideration of the sum of TEN DOLLARS ($10.00) and other good and valuable consideration paid to Seller by Buyer, receipt and sufficiency of which is hereby acknowledged, delivers, grants, bargains, sells and transfers forever to Buyer the following goods and chattels, to wit:

         1.       Billy Goat Outdoor Vacuum.

         2.       Miscellaneous Tools and Supplies at the Property.

         Said property being located at:_______________________________________.

                            See Attached Exhibit "A"

         Seller covenants to Buyer that Seller is the lawful owner of the said goods and chattels; that they are free from all encumbrances; that Seller has good right to sell that property, and that Seller will warrant and defend the sale of said property, goods and chattels unto the Buyer against the lawful claims and demands of all persons whomsoever.

         Seller and Buyer shall be used for singular or plural, natural or artificial, which terms shall include the heirs, legal representatives, successors and assigns of Seller and Buyer whenever the context so requires or admits.


                                      SUNRISE LIMITED PARTNERSHIP, a Maryland
                                      Limited Partnership

                                      By:  CHESAPEAKE BAY CAPITAL
                                           CORPORATION, A Maryland Corporation,
                                           General Partner


/s/ RONALD N. FISH
----------------------------
Witness Name: Ronald N. Fish

/s/ SUSAN M. NOVAK                         By /s/ IVAN STERN
----------------------------                 -----------------------------------
Witness Name: Susan M. Novak                 Ivan Stern, President



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STATE OF MARYLAND
CITY OF BALTIMORE


         The foregoing instrument was acknowledged before me this 5th day of June, 1998 by IVAN STERN, President, on behalf of Chesapeake Bay Capital Corporation, a Maryland Corporation, General Partner. He is personally known to me or has produced a Driver's License as identification.


                                           /s/ SUSAN M. NOVAK
                                           -------------------------------------
                                           Notary Public
                                           Printed Name:________________________
                                           My Commission Expires:_______________
                                                                          [SEAL]


                                                        SUSAN M. NOVAK
                                                        Notary Public
                                                  Baltimore County, Maryland
                                             My Commission Expires March 7, 1999


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                                   EXHIBIT A

Lot 3, SUMMERLIN SQUARE SUBDIVISION, according to the map or plat thereof on file and recorded in the office of the Clerk of the Circuit Court, recorded in Plast Book 47, Pages 89 and 90, of the Public Records of Lee County, Florida.

AND

All of AN ADDITION TO SUMMERLIN SQUARE SUBDIVISION, according to the map or plat thereof on file and recorded in the office of the Clerk office Circuit Court, in Plat Book 49, Pages 71 and 72, of the Public Records of Lee County, Florida.